UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         October 26, 2012

HENNESSY ADVISORS, INC.
(Exact name of registrant as specified in its charter)

California	000-49872	68-0176227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 Redwood Blvd., Suite 200 Novato, California		94945
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code:              (415) 899-1555

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 30, 2012, Hennessy Advisors, Inc. (the “Company”) filed a Current Report on Form 8-K, dated October 26, 2012 (the “Report”).  The Company hereby amends Item 9.01 of the Report to indicate that no financial statements or pro forma financial information is required as the acquisition of assets related to the management of the entire family of ten FBR funds was an asset transaction, not a business combination.

Item 9.01.                      Financial Statements and Exhibits.

Exhibit	Description

99.1	Press Release*

* Previously filed.

Financial statements of the FBR funds are not required as the acquisition of assets related to the management of the entire family of ten FBR funds was an asset transaction, not a business combination.

Pro forma financial information is not required as the acquisition of assets related to the management of the entire family of ten FBR funds was an asset transaction, not a business combination.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENNESSY ADVISORS, INC.

January 11, 2013                                                                      By:       /s/ Neil J. Hennessy
Neil J. Hennessy
President

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